SCUDDER
                                                                     INVESTMENTS

Scudder Variable Series I

o    Health Sciences Portfolio

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Supplement To Prospectus Dated May 1, 2004

The following supplements information contained in the section "Main Investment Strategy" and replaces the "Non-Diversification Risk" subsection contained in the "Main Risks" section for the portfolio listed above.

The portfolio is classified as "diversified." As compared to non-diversified portfolios, diversified portfolios generally invest in a larger number of issuers.





               Please Retain This Supplement for Future Reference

July 12, 2004
SVS1-3602